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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                   MAY 9, 1996


                         THE PROVIDENCE JOURNAL COMPANY
             (Exact name of registrant as specified in its charter)


                         Commission File Number 0-26928
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
DELAWARE                                                              05-0481966
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(State or other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification No.)

75 Fountain Street, Providence, RI                                    02902-9985
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(Address of principal executive offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (401) 277-7000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Item (7)(c) is hereby amended and restated in its entirety to read as follows:

(c) Exhibits.

         Exhibits required to be filed by Item 601 of Regulation S-K:

               2.1 Partnership Interest Purchase and Sale Agreement dated April 2, 1996 between the Company and Landmark Programming, Inc. (incorporated by reference to Exhibit
                        10.10 of the Company's Registration Statements on Form S-1 (File No. 333-02703))

               2.2 Partnership Interest Purchase and Sale Agreement dated April 2, 1996 between the Company and Scripps Howard Publishing, Inc. (incorporated by reference to Exhibit
                        10.11 of the Company's Registration Statement on Form S-1 (File No. 333-02703))

               2.3      Admission Agreement dated as of April 3, 1996 between
                        PJ Health Programming, Inc. and AHN Partners, L.P. (Confidential treatment has been requested for certain portions of Exhibit 2.3. Exhibit 2.3 (including the confidential portions thereof) has been filed separately with the Securities and Exchange Commission).

              23.1      Consent of KPMG Peat Marwick LLP. (previously filed)

              99.1 Financial statements of Television Food Network, G.P. as of December 31, 1995 and 1994 and for each of the years ended in the three years ended December 31, 1995 and the six months ended June 30, 1996 and 1995 (previously filed)

              99.2 Financial statements of America's Health Network (a development stage enterprise) as of December 31, 1995 and 1994 and for each of the years then ended and the six months ended June 30, 1996. (previously filed)

              99.3 Pro forma financial statements of the Company as follows:

                        A. Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 (previously filed)

                        B. Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 (previously filed)

                        C. Notes to unaudited pro forma condensed consolidated condensed financial statements. (previously filed)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 29, 1997

THE PROVIDENCE JOURNAL COMPANY



By: /s/ John L. Hammond
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    John L. Hammond
    Vice President-General Counsel and Chief Administrative Officer


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